UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04441

T. Rowe Price GNMA Fund

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2016

Item 1. Report to Shareholders

GNMA Fund	November 30, 2016

The views and opinions in this report were current as of November 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our Email Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

GNMAs and other agency mortgage-backed securities (MBS) produced negative results for the six-month period ended November 30, 2016, but outperformed the broader U.S. investment-grade fixed income market. The period included both a fixed income rally that produced record-low yields in July and a dramatic sell-off in November. The Federal Reserve continued to reinvest in its MBS holdings, and the asset class was also supported by demand from overseas investors seeking higher yields.

The GNMA Fund returned 0.15% over the six months ended November 30, 2016. As shown in the Performance Comparison table, the fund outperformed both the Bloomberg Barclays U.S. GNMA Index and the Lipper GNMA Funds Average. Asset allocation was the largest contributor to the fund’s relatively strong results.

ECONOMY AND INTEREST RATES

U.S. economic growth has picked up recently after sluggish results in the first half of the calendar year. According to the Commerce Department’s most recent estimate, third-quarter gross domestic product grew at an annualized pace of 3.2%, following readings of 0.8% and 1.4% in the first and second quarters, respectively. Although the pace of employment growth has moderated, the labor market remains strong and wage growth has accelerated. The unemployment rate fell from 5.0% at the start of the year to 4.6% in November, the lowest level in more than nine years. Employers have added an average of 180,000 new jobs a month year-to-date. Housing market data remained solid.

What Rising Rates Mean for Bonds

With the Federal Reserve expected to continue its measured approach to interest rate hikes, yields on U.S. Treasuries and other fixed income securities may slowly increase from the low levels of the recent past. We expect the Fed to pause after each increase in the federal funds rate and to carefully analyze incoming U.S. economic data to be sure that the long recovery from the global financial crisis is durable enough to withstand further incremental moves toward normalization of monetary policy. The Fed's more gradual approach to interest rate normalization than previous cycles nonetheless brings the risk of rising rates to the forefront for bond investors. Higher interest rates weigh on the prices of most types of bonds.

Importantly, investors also need to understand that not all bonds or bond funds would respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every one-percentage-point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When the fund receives principal payments from maturing bonds, it can reinvest them at a higher yield. Indeed, for investors in a bond fund with a low duration and a low weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

Inflation pressures have been firming in recent months. Headline inflation rose 1.7% in the 12-month period ended November 30, remaining below the Federal Reserve’s 2% target. Energy prices have stabilized after falling sharply through 2015 and earlier this year. The core consumer price index (which excludes volatile food and energy prices) has moved closer to the Fed’s target, rising 2.1% over the most recent 12 months.

In December, after the end of our reporting period, the Federal Reserve raised the federal funds rate 25 basis points (a quarter percentage point) to a range of 0.50% to 0.75%. After raising its short-term lending benchmark from near zero in December 2015, the central bank had paused rate hikes during our reporting period due to concerns about a slowdown in economic activity and lingering global risks. However, at its most recent meeting, the Fed decided to act, citing improving labor market conditions and rising inflation expectations. The Fed has maintained the language in its policy statements about continuing to reinvest principal payments from its holdings of MBS until interest rate normalization “is well under way,” which is supportive for the MBS market.

Treasury yields across all maturities were higher at the end of November than they were six months earlier, although there was considerable volatility along the way. Yields decreased early in the period, with the yield on the 10-year Treasury note—which best approximates the maturity of GNMAs and other MBS—hitting a record low of 1.36% in early July, following concerns about slowing global growth and the UK’s Brexit vote.

Yields later began rising on speculation the European Central Bank would begin tapering its asset purchases and expectations that the Fed would proceed with rate hikes given stronger economic data. The Treasury sell-off intensified following the U.S. presidential election as the market priced in higher growth, inflation, and debt levels under a Trump administration; as a result, November was the worst month for Treasuries since January 2009.

PORTFOLIO REVIEW

Our out-of-benchmark position in collateralized mortgage obligations (CMOs) contributed to our positive relative results. During the period, we increased our allocation to this sub-sector of the mortgage market from about 4% of the fund’s assets in May to 10% in November and targeted purchases toward floating rate structures. We have reduced our positions in certain mortgage pools that offered less fundamental value to fund these purchases, and we finished the period underweight to GNMA fixed rate pass-through securities relative to the index. Floating rate CMOs are less sensitive to interest rate movements, and we believe they provide some of the best opportunities from a risk/reward perspective. Our nonbenchmark position in asset-backed securities was also positive.

Our small position in interest-only securities aided results. These holdings have provided more consistent cash flows and price appreciation than other areas of the market. This is due to stability in the income stream from these borrowers, as well as growth and inflation expectations getting repriced higher and the rise in rates that we witnessed during the end of the period. The fund also benefited from our decision to underweight 30-year GNMAs with 3% coupons as this part of the market underperformed.

As shown in the Portfolio Characteristics table, the fund’s weighted average maturity and duration were longer at the end of the reporting period than they were in May. However, we believe our underweight in intermediate maturities in the middle of the yield curve provides a more defensive positioning. The fund utilizes derivatives for yield curve positioning and duration management; during the six-month period, these positions had a positive impact on performance.

Liquidity and strong credit quality are key characteristics of agency MBS that continue to appeal to fixed income investors. We structure the portfolio to provide shareholders with the most attractive low-risk opportunities in the market. Balancing the cost of liquidity against risk level is an integral part of our investment and risk-monitoring process. The management team also uses internally and externally developed quantitative tools to track and manage the risk profile of the portfolio as market conditions change. As the securities in our sector are backed by the U.S. government, we believe this segment of the fixed income market is appealing amid the uncertainty in global markets.

OUTLOOK

The U.S economy appears to be ending 2016 on solid ground after the slow patch early in the year. In 2017, the fiscal policies of the new administration have the potential for stimulating growth and increasing inflationary pressures in the economy. However, there is considerable uncertainty about policy details and the extent to which proposals to limit trade and immigration could offset growth from fiscal stimulus.

We expect that subsequent Fed rate increases will depend on the economic outlook—as informed by incoming data—and are likely to be gradual, as central bank officials will want to watch the effects of their recent rate increase on the economy and financial markets for several months before acting again. In the projections released at its December meeting, the Fed indicated that it expects to raise rates three times for a total of 75 basis points in 2017.

After November, which was one of the worst months for MBS in the last five years, we believe that valuations in our asset class overall are fair in comparison to Treasuries, but we continue to find relative valuation opportunities within the sector. While we are aware of the longer-term uncertainty regarding the reform of government-sponsored enterprises and other policies of the new administration, we are still constructive on the fundamentals for the housing market and are encouraged by the strength we’ve seen from consumers thus far in an improving economy.

Historically, MBS have fared well during previous extended rate hiking cycles. In addition, prepayment concerns have eased since the summer, and the sector remains very liquid. Security selection is still critical, and we will continue to rely heavily on our extensive team of analysts, who provide careful, fundamental research on individual bonds.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Andrew McCormick
Chairman of the fund’s Investment Advisory Committee

December 19, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISK OF GNMA FUND INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause the share price to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

Asset-backed securities: Bonds whose payments are backed by a pool of receivables or other financial assets.

Bloomberg Barclays U.S. GNMA Index: Tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Collateralized mortgage obligation: Bonds backed by mortgage pass-throughs whose cash flows are directed in different ways to different classes. Some classes may have less risk associated with prepayments, and, by default, the other classes will have more prepayment risk.

Commercial mortgage-backed securities (CMBS): Bonds backed by loans on commercial rather than residential properties.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the U.S. The Federal Reserve sets a target federal funds rate to affect the level and direction of market rates.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par/Shares	$ Value
ASSET-BACKED SECURITIES 0.8%		
Auto Backed 0.8%		
AmeriCredit Automobile Receivables Trust Series 2014-3, Class D 3.13%, 10/8/20	3,000	3,064
Avis Budget Car Rental Car Funding Series 2013-2A, Class A 2.97%, 2/20/20 (1)	2,420	2,457
Avis Budget Car Rental Car Funding Series 2014-1A, Class A 2.46%, 7/20/20 (1)	1,500	1,503
Capital Auto Receivables Asset Trust Series 2015-2, Class B 2.29%, 5/20/20	5,000	5,031
Total Asset-Backed Securities (Cost $12,062)		12,055
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 0.9%		
Whole Loans Backed 0.9%		
Towd Point Mortgage Trust Series 2016-1, Class A1B, CMO, ARM 2.75%, 2/25/55 (1)	6,472	6,498
Towd Point Mortgage Trust Series 2016-2, Class A1A, CMO, ARM 2.75%, 8/25/55 (1)	5,718	5,726
Wells Fargo Mortgage Backed Securities Trust Series 2003-O, Class 5A1, CMO, ARM 2.853%, 1/25/34	154	157
Wells Fargo Mortgage Backed Securities Trust Series 2004-G, Class A3, CMO, ARM 3.012%, 6/25/34	224	223
Total Non-U.S. Government Mortgage-Backed Securities (Cost $12,368)		12,604

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 109.9%

U.S. Government Agency Obligations 21.6% (2)

Federal Home Loan Mortgage		
3.00%, 11/1/46	28,792	28,700
6.50%, 8/1/36	64	74
7.00%, 11/1/30 - 4/1/32	1,117	1,308
Federal Home Loan Mortgage, CMO, ARM		
0.988%, 10/15/46	15,899	15,859
1.038%, 6/15/46	12,523	12,536
Federal National Mortgage Assn.		
3.00%, 9/1/42 - 8/1/46	71,119	70,949
3.50%, 9/1/42 - 1/1/46	29,682	30,551
Federal National Mortgage Assn., ARM, 3.038%, 11/1/35	19	20
Federal National Mortgage Assn., CMO, 5.50%, 12/25/36	1,984	2,190
Federal National Mortgage Assn., IO, 8.50%, 4/25/22	2	—
Federal National Mortgage Assn., TBA		
2.50%, 1/1/44	40,425	38,543
3.00%, 1/1/42	119,620	118,985
U.S. Dept. of Veterans Affairs, Vendee Mortgage Trust, Series 1996-3, Class 4, CMO, ARM, 9.673%, 3/15/25	13	14
		319,729

U.S. Government Obligations 88.3%

Government National Mortgage Assn.		
2.50%, 11/20/42 - 1/20/45	28,220	27,574
3.00%, 1/15/26 - 7/15/46	144,679	147,510
3.50%, 9/20/25 - 9/20/46	395,415	413,064
4.00%, 8/20/39 - 5/20/46	223,079	237,476
4.50%, 11/15/33 - 2/20/46	99,867	108,948

4.50%, 5/20/40 (3)	23,510	25,735
5.00%, 10/15/17 - 12/20/45	74,912	82,918
5.50%, 1/15/29 - 3/20/44	49,226	55,648
6.00%, 1/15/17 - 10/20/39	33,993	39,341
6.50%, 12/15/23 - 4/20/39	7,521	8,697
7.00%, 4/15/17 - 10/20/36	6,184	7,009
7.50%, 2/15/17 - 6/15/32	2,059	2,276
8.00%, 1/15/17 - 3/15/30	909	1,015
8.50%, 1/15/17 - 3/15/27	109	119
9.00%, 5/15/18 - 3/20/25	94	101
9.25%, 2/15/17 - 12/15/19	21	21
9.50%, 4/15/19 - 12/15/24	71	74
9.75%, 7/15/17 - 2/15/21	24	25
10.00%, 6/15/17 - 3/15/26	81	90
10.50%, 10/15/17 - 8/15/20	9	11
11.00%, 11/20/18 - 09/20/19	2	3
11.50%, 11/15/19	–	–
Government National Mortgage Assn., CMO		
3.50%, 9/20/41	1,900	1,946
4.00%, 6/20/39 - 7/20/41	11,203	11,862
4.50%, 9/20/38	2,180	2,258
Government National Mortgage Assn., CMO, ARM		
0.812%, 9/20/45	7,255	7,175
0.962%, 7/20/46 - 9/20/46	70,521	70,361
0.982%, 7/20/46	12,382	12,389
Government National Mortgage Assn., CMO, IO		
3.00%, 6/20/37	3,873	460
3.50%, 9/20/29 - 4/20/46	103,655	14,153
4.00%, 5/20/37 - 2/20/39	28,512	2,188

4.50%, 9/20/37 - 4/20/39	35,087	1,396
Government National Mortgage Assn., IO, 3.50%, 2/20/41	18,504	2,868
Government National Mortgage Assn., TBA, 4.00%, 1/1/40	21,970	23,264
		1,307,975
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $1,631,125)		1,627,704
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 0.8%		
U.S. Treasury Obligations 0.8%		
U.S. Treasury Bonds, 2.875%, 11/15/46	140	136
U.S. Treasury Bonds, 5.00%, 5/15/37	1,060	1,429
U.S. Treasury Notes, 0.50%, 4/30/17	2,160	2,159
U.S. Treasury Notes, 1.00%, 11/30/18	2,700	2,694
U.S. Treasury Notes, 1.75%, 11/30/21	2,620	2,608
U.S. Treasury Notes, 2.00%, 11/15/26	2,140	2,067
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $11,126)		11,093
SHORT-TERM INVESTMENTS 0.9%		
Money Market Funds 0.9%		
T. Rowe Price Government Reserve Fund, 0.36%, (4)(5)	14,041	14,041
Total Short-Term Investments (Cost $14,041)		14,041
Total Investments in Securities 113.3% of Net Assets (Cost $1,680,722)		**$ 1,677,497**

‡ Par/Shares are denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $16,184 and represents 1.1% of net assets.

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,680,722)	$ 1,677,497
Receivable for investment securities sold	165,760
Interest receivable	4,830
Variation margin receivable on futures contracts	532
Receivable for shares sold	474
Restricted cash pledged for TBAs	2,714
Other assets	32
Total assets	1,851,839
Liabilities	
Payable for investment securities purchased	325,879
TBA sales commitments (proceeds $43,116)	43,016
Payable for shares redeemed	1,267
Investment management fees payable	544
Due to affiliates	188
Other liabilities	502
Total liabilities	371,396
NET ASSETS	**$ 1,480,443**
Net Assets Consist of:	
Overdistributed net investment income	$ (15,593)
Accumulated undistributed net realized loss	(56,493)
Net unrealized gain	2,317
Paid-in capital applicable to 158,358,283 no par value shares of beneficial interest outstanding; unlimited number of shares authorized	1,550,212
NET ASSETS	**$ 1,480,443**
NET ASSET VALUE PER SHARE	**$ 9.35**

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 11/30/16
Investment Income (Loss)	
Income	
Interest	$ 14,400
Dividend	47
Other	342
Total income	14,789
Expenses	
Investment management	3,443
Shareholder servicing	945
Prospectus and shareholder reports	23
Custody and accounting	127
Registration	33
Legal and audit	12
Trustees	3
Miscellaneous	7
Total expenses	4,593
Net investment income	10,196
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	9,017
Futures	(3,312)
Net realized gain	5,705
Change in net unrealized gain / loss	
Securities	(20,369)
Futures	6,613
TBA sales commitments	100
Change in net unrealized gain / loss	(13,656)
Net realized and unrealized gain / loss	(7,951)
INCREASE IN NET ASSETS FROM OPERATIONS	$ 2,245

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price GNMA Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks high current income consistent with high overall credit quality and moderate price fluctuation by investing at least 80% of its total assets in Government National Mortgage Association securities backed by the full faith and credit of the U.S. government.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Trustees (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended November 30, 2016.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2016, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of November 30, 2016, the fund held interest rate futures with cumulative unrealized gain of $5,457,000 and cumulative unrealized loss of $15,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the six months ended November 30, 2016, the fund recognized $3,312,000 of realized loss on Futures and a $6,613,000 change in unrealized gain/loss on Futures related to its investments in interest rate derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of November 30, 2016, securities valued at $1,817,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2016, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 6% and 15% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of November 30, 2016, cash of $2,714,000 had been posted by the fund to counterparties for TBAs. Collateral pledged by counterparties to the fund for TBAs consisted of $543,000 cash and securities valued at $288,000 as of November 30, 2016.

Dollar Rolls The fund may enter into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously agrees to purchase a similar, but not identical, TBA with the same issuer, rate, and terms on a later date at a set price from the same counterparty. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. While the fund may enter into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, it may also close a contract prior to settlement or “roll” settlement to a later date if deemed to be in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also may invest in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $12,062,000 and $30,453,000, respectively, for the six months ended November 30, 2016. Purchases and sales of U.S. government securities aggregated $3,148,726,000 and $3,188,381,000, respectively, for the six months ended November 30, 2016.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of May 31, 2016, the fund had $62,719,000 of available capital loss carryforwards. Further, $5,981,000 of the fund’s available capital loss carryforwards acquired through tax-free reorganizations may be subject to certain limitations on amount or timing of use.

At November 30, 2016, the cost of investments for federal income tax purposes was $1,681,263,000. Net unrealized gain aggregated $1,776,000 at period-end, of which $25,659,000 related to appreciated investments and $23,883,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2016, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2016, expenses incurred pursuant to these service agreements were $40,000 for Price Associates; $300,000 for T. Rowe Price Services, Inc.; and $84,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2016, the fund was allocated $377,000 of Spectrum Funds’ expenses. Of these amounts, $259,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2016, approximately 36% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price GNMA Fund

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 19, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 19, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date January 19, 2017